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                                                                   Exhibit 23(b)





                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Wachovia Corporation:


We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.



                                                              /s/ KPMG LLP

                                                              KPMG LLP


Richmond, Virginia
May 17, 1999